SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  June 10,1997
                                  ------------
                                 Date of Report





                                 TRIBUNE COMPANY
                                 ---------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                 1-8572                                    36-1880355
                 ------                                    ----------
        (Commission File Number)               (IRS Employer Identification No.)


435 North Michigan Avenue, Chicago, Illinois                  60611
--------------------------------------------                  -----
 (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (312) 222-9100




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Item 5.       Other Events
              ------------

         On March 25, 1997, Tribune Company (the "Company") completed its acquisition of Renaissance Communications Corp. ("Renaissance") for approximately $1.1 billion in cash, or $36 per Renaissance common share. Renaissance was a publicly traded company owning six television stations -WB affiliates KDAF-Dallas and WDZL-Miami and Fox affiliates KTXL-Sacramento, WXIN-Indianapolis, WTIC-Hartford and WPMT-Harrisburg. The Company financed the acquisition with a combination of available cash, commercial paper and medium- to long-term debt. The acquisition was accounted for as a purchase.

         The following unaudited pro forma condensed consolidated statement of income gives pro forma effect to the acquisition of Renaissance by the Company for the fiscal year ended December 29, 1996.

Item 7.       Financial Statements and Exhibits
              ---------------------------------

(a)      Financial Statements of Businesses Acquired

         The financial statements of Renaissance Communications Corp. for the year ended December 31, 1996 are included herewith as Exhibit 99.1.

(b)      Pro Forma Financial Information

         The unaudited pro forma condensed consolidated statement of income for the fiscal year ended December 29, 1996 is filed as Exhibit 99.2 hereto and incorporated by reference herein.

(c)      Exhibits

         23       Consent of Ernst & Young LLP.

         99.1 Financial statements of Renaissance Communications Corp. for the year ended December 31, 1996.

         99.2 Unaudited pro forma condensed consolidated statement of income of Tribune Company for the fiscal year ended December 29, 1996.

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



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    TRIBUNE COMPANY
                                    (Registrant)



Date: June 10, 1997           /s/   R. Mark Mallory
                                    ---------------
                                    R. Mark Mallory
                                    Vice President and Controller






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



                                  EXHIBIT INDEX
                                  -------------



Exhibit No.              Exhibit Description
-----------              -------------------

    23                   Consent of Ernst & Young LLP.

    99.1 Financial statements of Renaissance Communications Corp. for the year ended December 31, 1996.

    99.2 Unaudited pro forma condensed consolidated statement of income of Tribune Company for the fiscal year ended December 29, 1996.







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